NOTICE OF DISTRIBUTION OF UNDERLYING FUND ANNUAL REPORTS

TO:	U. S. Securities and Exchange Commission
FROM:	Nationwide Life Insurance Company (“Nationwide”)
DATE:	April 14, 2021
RE:	Nationwide VLI Separate Account (“Registrant”)
File No. 811-04399

Nationwide hereby submits, pursuant to Rule 30b2-1(b) under the Investment Company Act of 1940, that the annual reports for the following underlying mutual funds for the period ended December 31, 2020, have been distributed to contract owners.

Some of the underlying mutual funds included in each Fund Company’s annual report filings may not be available under every contract offered by the Registrant. Nationwide understands that the Fund Companies have filed (or will file) these reports with the Commission. To the extent necessary, these filings are incorporated by reference.

Fund	CIK
Invesco - Invesco V.I. American Franchise Fund: Series I Shares	0000896435
Invesco - Invesco V.I. Government Securities Fund: Series I Shares	0000778536
Morgan Stanley Variable Insurance Fund, Inc. - U.S. Real Estate Portfolio: Class I	0001011378
Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class IV	0000353905
Nationwide Variable Insurance Trust - NVIT Real Estate Fund: Class I	0000353905

Questions or comments regarding this filing can be directed to Nationwide Financial - Office of Compliance at is nfscomp@nationwide.com.

Thank you.